Nationwide Variable Insurance Trust
American Century NVIT Multi Cap Value Fund

Supplement dated March 15, 2013
to the Summary Prospectus dated April 30, 2012

Capitalized terms and certain other terms used in the supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Summary Prospectus.

Effective February 26, 2013, the Summary Prospectus is amended as follows:

The information under the heading “Portfolio Managers” on page 3 of the Summary Prospectus is deleted in its entirety and replaced with the following:

Portfolio Manager	Title	Length of Service with Fund
Phillip N. Davidson, CFA	Senior Vice President, CIO, Value Equity and Senior Portfolio Manager, American Century	Since 2009
Kevin Toney, CFA	Vice President and Senior Portfolio Manager, American Century	Since 2009
Michael Liss, CFA	Vice President and Senior Portfolio Manager, American Century	Since 2009
Chad Baumler, CFA	Portfolio Manager	Since 2013

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE